Fees Summary	Oct. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 1,392.00
Total Transaction Valuation	16,000,000.00
Total Offset Amount	0.00
Net Fee	$ 1,392.00